Exhibit 99.1 ALL PRESS RELEASES SINCE May 4, 2005 to August 24, 2005.

Tiger Telematics' Gizmondo(TM)
Unleashes Next Wave of Games
Five more titles slated for September release and adds to US launch portfolio LONDON, 17th August 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Floridabased Tiger Telematics Inc (other OTC, TGTL) announces a superb gaming line up for September, delivering on the `minimum of one game a week' commitment for the Gizmondo multi-entertainment handheld, increasing its content portfolio ahead of the up and coming North American launch.

The titles include Chicane(TM), the super-fast and graphically slick racing game featuring race legend, Jenson Button. Colors(TM) will be elevating the mobile gaming genre to a new level with the introduction of the first ever GPS-enabled in-game feature in a third-person action shooter, Hit and Myth(TM) takes a tongue-firmly-in-cheek approach to a fun-packed hack-andslash, Interstellar Flames II(TM) places epic space battles in the palm of the player's hand, and Guardian(TM) delivers classic thumb-throbbing shoot `em up action.

Carl Freer, Co-founder and Chairman, Tiger Telematics, says: "September's release schedule has something for everyone, but in particular, we're delighted to be premiering the first ever GPS-enabled action game with the launch of Colors. This is the first of many titles that take advantage of the unique functionality that can only be found on the Gizmondo." Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts SD and MMC card accessories.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com
'Gizmondo', 'Smart Adds', 'Gizmondo Games', `Interstellar Flames II', `Colors', `Hit and Myth', `Chicane', `Guardian' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics' Gizmondo(TM)
Secures More UK Retail Partners
Major UK retailers take Gizmondo as roll out continues
LONDON, 5th August 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (other OTC, TGTL), today announced a trio of major UK retailers will be stocking the Gizmondo multi-entertainment handheld.

Argos is the UK number one retailer for toys, small electrical appliances and housewares. It is also a leading player in many other markets including consumer electronics and publishes two catalogues a year, the spring/summer edition in January and the just published autumn/winter edition in July, which features the Gizmondo handheld and games. Customers are offered a multi-channel approach to shopping via stores, through the website and over the telephone. Comet is the second largest electrical retailer in the UK and part of KESA Electricals plc. With a fast-growing Internet sales, Comet will be retailing the Gizmondo online and in its destination stores, featuring the (pound)129 price-point Smart Adds(TM)-enabled device. HMV is the UK and Ireland's leading specialist retailer of Music, DVD/Video, Computer Games and Related Products, and is also selling the Gizmondo and games via its popular online retail site.

Previously announced UK retailers include Harrods, CarPhone Warehouse (CPW), John Lewis, and an extremely supportive independent channel managed via Just Distribution. The Gizmondo flagship store in Regent Street, London, continues to provide a brand experience and technology showcase in this high-traffic location.

Jamie Robertson, Commercial Director, Gizmondo, says: "We are extremely pleased to have Argos, HMV and Comet onboard. Manufacture is being scaled up accordingly, and we will continue to work closely with all our retail partners as our portfolio of content continues to grow."

Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts SD and MMC card accessories.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com
'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics' Gizmondo(TM)
Confirms This Month's All-star Releases
One-new-game-a-week release policy continues unabated
LONDON, 3rd August 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Floridabased Tiger Telematics Inc (other OTC, TGTL), is delighted to confirm this month's line up on titles for release on the Gizmondo multi-entertainment handheld as Point of Destruction(TM), Classic Compendium(TM), Ball Busters(TM), EA SPORTS(TM) FIFA Football 2005, and SSX 3(TM). Following hot on the heals of recent releases, Sticky Balls(TM), the fiendishly addictive puzzle game, and the awesomely fast driving spectacular, Richard Burns Rally(TM), these games promise to offer something for everyone.

The new titles start with another Shaun Southern classic. Originally an arcade classic on the Commodore 64, Point of Destruction has been revamped and remade for the Gizmondo by the same team who brought you the highly addictive 'Trailblazer'.

The player takes control of the POD, a spherical spacecraft sent down onto the "Power Grid" to thwart an alien attack. The mission is to withstand each enemy attack, pitted against the clock, until time runs out and you move forward to the next wave. Point of Destruction releases this week priced at (pound)9.99.

Cameron Spilman, Executive Producer, Gizmondo, says: "Point of Destruction is another classic title that works so well on a handheld format. It's fun, easy to pick up and play, and is releasing at a great price point."

Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts SD and MMC card accessories.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com

'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games', 'Point of Destruction', `Classic Compendium', 'Ball Busters', 'Sticky Balls' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Gizmondo Revs its Engines as Richard Burns
Rally Heads to the High Street
LONDON, 13th July 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (other OTC, TGTL), has confirmed the release of the award-winning Richard Burns Rally which hits stores for the Gizmondo handheld multi-entertainment device.

Get into the mind of a world champion and behind the wheel of a 300BHP rally car for an exhilarating rally experience, as the 2001 World Rally Champion, Richard Burns, brings the intense passion of rallying to Gizmondo.

Race in an officially licensed rally car, with it's own unique handling characteristics and compete in some of the world's most spectacular rallying locations, from the USA to Sweden, with each rally presenting it's own distinct challenge as the player contends with a broad range of driving surfaces.

Success will require tactics, intelligence and perseverance, as well as speed, aggression and risk taking. It will be anything but a smooth ride! Cameron Spilman, Gizmondo Europe says: "The multi-award winning Richard Burns Rally brings the speed, realism, and exhilaration of rallying to the Gizmondo. The diverse tracks, fantastic cars, and features unique to Richard Burns Rally make this a compelling game for all driving fans."

Features include:
o 10 unique stages in locations across the globe
o 8 officially licensed rally cars, each with their own unique handling characteristics.
o Race in either Quick Rally or Arcade Modes
o Realistic crash physics and damage
o Pounding Soundtrack featuring music by Paul Oakenfold.
o Unparalleled engine simulation modelled on genuine automotive information and individual car specs
o Simulated car handling for a truly authentic feel
o Pace notes voiced by Robert Reid
o Unique three dimensional track generation system, incorporating; potholes, rocks, puddles and ruts, with realistic depth and effects on the track and the cars

Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts SD and MMC card accessories.

The Gizmondo device and its games are in retail stores now in the UK, launching in mainland Europe and North American from Summer 2005.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24

Editors Notes
About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com

'Gizmondo', 'Smart Adds',
'Tiger Telecom', 'Gizmondo Games' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.

About RICHARD BURNS RALLY
Richard Burns Rally is a title from SCi Games, part of SCi Entertainment Group Plc (SEG) one of the world's leading publishers and developers of entertainment software. Following the acquisition of EIDOS plc in May 2005 the company has a valuable combined portfolio of intellectual property including: Tomb Raider:
Legend, Conflict: Global Terror, Hitman: Blood Money, Total Overdose, Commandos:
Strike Force, Just Cause, Battlestations: Midway and Reservoir Dogs. SCi was recently included in the top 100 companies in Forbes Magazine's 'Best under a Billion' list and ranked 207 in Europe's 500 fastest growing companies. www.sci.co.uk

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics reaches out of court mediation settlement with Jordan

LONDON, 7th July 2005 - Tiger Telematics Inc (other OTC, TGTL), have announced an amicable settlement of the dispute between the companies with a conclusion to the $3 million plus legal dispute over sponsorship with Jordan Grand Prix Limited. Both parties have agreed to settle out of court as a result of a mediation process for $1,500,000 in cash that was paid today by Tiger plus the completed issuance of 30,000 shares of common stock. The litigation was settled by a court approved Tomlin Order.

Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow widearea network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts SD and MMC card accessories.

The Gizmondo device and its games are currently launching the in UK and Continental Europe, with the North American launches planned for August 2005.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke
Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry
Communications
+33 1 55 34 24 24

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com

'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games', 'Sticky Balls', 'Ball Busters', 'Pocket Ping Pong' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###

Except for historical matters contained herein, the matters discussed in this press release are forwardlooking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sellthrough for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC. In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics Opts to Target Pre-Xmas
Trade for USA Launch
LONDON, 5th August 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (other OTC, TGTL), has rescheduled the launch of the Gizmondo multientertainment handheld in North America from its original 11th August street date in favour of targeting the more active fourth quarter sales period commencing in October. Two USA-specific pieces of software in development had originally prompted a summer launch. A much anticipated satellite navigation package utilising the unique GPS functionality, and, an as yet unannounced highly significant game title for the North American market, have been subject to short delays. Consultation with US retailers has influenced the move to a fall release, which will now benefit from a larger launch game portfolio, higher levels of inventory than was originally possible, and will be supported by the new Los Angeles offices due to be opened on 15th August.

Mike Carrender, CEO, Tiger Telematics, said in a recent interview: "We have requested and are looking for 500,000 units from the Gizmondo manufacturer to be available during the USA introduction in the fourth quarter. Gizmondo sales executives have had discussions with numerous USA retailers that have indicated plans to stock the product, and we will be press releasing shortly the specific details of the North American launch along with an expansion of our retailing plans, which includes many more Gizmondo owned retail sites." Detailed information regarding the North American launch will be announced over the next two weeks.

Carl Freer, Co-founder and Chairman, Tiger Telematics, added: "We're mindful that North America is a hugely influential and strategically important market, and we're determined to package every aspect of the US launch to succeed. Right now this means a short term delay, but the benefits clearly outweigh any criticism we may have to face."

Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts SD and MMC card accessories.

The Company cannot project the number of units that it will sell of the device.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries. www.gizmondo.com www.tigertelematics.com 'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics' Gizmondo(TM)
Streamlines Operational Framework
Ready For US Expansion
Gizmondo to open an LA operation to facilitate pending USA launch. LONDON, 6th July 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based Tiger Telematics Inc. (other OTC, TGTL), announces plans to open an office in Los Angeles, California by August 2005 prior to the launch of the Gizmondo in the USA, whilst streamlining its European operations to reflect a shift in emphasis towards the large North American markets and to prepare for future strategic initiatives by the company. The new West Coast operation will work in tandem with the Florida-based parent office to exploit the music and movie-centric opportunities based in LA, as well and nurturing relationships with games publishers based in and around the West Coast, but its most significant mandate will be to facilitate and optimize sales and marketing opportunities in the USA, with the offices in Florida, Texas and California providing excellent geographic presence to maximize North American sales.

As part of the company-wide operational restructure and right sizing, Gizmondo Studios will be consolidated to maximize the efficiency and costs of game development. The overheads will also be reduced by half to reflect the co-publishing and development commitments from major game publishers, which has significantly lessened the need for internally biased game development programs. Some employees will be relocating as part of the move bringing teams in house, principally in the LA facility, which will host a new game development suite. This new internal technology R&D team will specialize in developing gaming applications which utilize the unique GPS, camera technology, and GPRS connectivity of the device, following an ecstatic reception to work-in-progress titles, Agaju(TM), Colors(TM) and Supernaturals(TM) at this year's E3 trade show in May.

Carl Freer, co-founder and Chairman, Tiger Telematics, says: "Over the past 18 months the company has grown aggressively and organically to meet the challenges of our primary launch territories. Now, following several months of internal consultation and investment scrutiny, we're able to streamline our European and development operations to ensure we're lean, effective, and structured appropriately for pending ventures."

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts SD and MMC card accessories.

The Gizmondo device and its games are in retail stores now in the UK, launching in mainland Europe and North American from Summer 2005.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24
Editors Notes
About Gizmondo

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com
The names of actual companies and products mentioned herein may be the trademarks of their respective owners. 'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games', `Colors', `Agaju', `Supernaturals' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved.
###
Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Gizmondo's(TM) Got Balls
Puzzle and Sports trio releases for the new multi-entertainment handheld LONDON, 7th June 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (other OTC, TGTL) announces three more game title releases; the hugely addictive Sticky Balls(TM), which was shown for the first time at E3, superb future-sport arcade game, Ball Busters(TM), and beach-based Pocket Ping Pong(TM) 2005 from the masters of mobile gaming, Fathammer.

Exclusive to Gizmondo, Sticky Balls is a totally original game that is as easy to play as it is fiendishly difficult to master. The player uses a cue to hit, bounce and ricochet balls of different colours around arenas and multi-tiered platforms until they hit a like colour. Once the objective is complete, that set disappears.

Ball Busters is a fast-paced future sport that plays like a game of squash, but the court has been replaced with fiendishly difficult arenas much more challenging than the standard four walls in play.

Pocket Ping Pong 2005 tennis set to a sandy, sexy backdrop. The sunny atmosphere and the fast-as-lightning action, complete with totally accurate ball physics, easy to use controllers and a variety of game modes ensure that the game will keep you coming back for more and more

Sticky Balls is released today at (pound)19.99. Pocket Ping Pong 2005 also releases today priced at (pound)9.99, and Ball Busters releases next week priced at (pound)9.99. Cameron Spilman, Gizmondo, commented: "Sticky Balls is a fantastically addictive and original puzzle game that is perfectly suited to the handheld platform. For those who want to exercise their reflexes rather than their grey matter, Pocket Ping Pong 2005 and Ball Busters will be enormously satisfying and great value."

Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts SD and MMC card accessories.

The Gizmondo device and its games are currently launching the in UK and Continental Europe, with the North American launches planned for August 2005.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24

Notes to editors:
About Sticky Balls
Sticky Balls has a simple set of rules. The game is played on a table with a number of different colored balls. You can shoot any of the balls on the table (much like pool), which rebound off of the edges or other balls. If the ball you shoot touches another of the same color, they will be permanently stuck together as a cluster. When up to seven balls of a given color (or all the remaining balls of that color) are connected, the entire cluster will be removed from the table. This is the basic premise behind the game. A special cluster called a snake (balls connected in a line) earns extra rewards. Every clean shot by the cue ball increases the bonus value by a set number of points. Every non-clean shot by the cue ball resets the bonus to zero. Keeping the bonus as high as possible for as long as possible is the key to earning big scores.

About Pocket Ping Pong 2005
The game is a physically detailed arcade sports game of table tennis, set against a beach backdrop and pitched against scantily clad opponents. This single player game keeps the action fun but simple, perfect for on-the-move gaming that can be picked up and played anywhere, anytime.

About Ball Busters
It's the year 2495 and Ball Busters is the lightning-fast future sport!
The player's goal is to become the winner of this interplanetary future sport by literally squashing the competition. Various special items and different rackets let the player choose their own playing style and strategy for winning. The game features arcade and quest game modes, 6 unique characters with varying skills, 5 different battle arenas, 12 special items giving a strategic edge to gameplay, and amazing 3D graphics About Tiger Telematics and Gizmondo Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com
'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games', `Sticky Balls', `Ball Busters', `Pocket Ping Pong' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###
Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics' Gizmondo(TM)Inundated at E3
Premier industry trade event heralded as outstanding success for next generation multientertainment handheld and exclusive software

LONDON, 24th May 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (other OTC, TGTL) is delighted to confirm that the recent Electronic Entertainment Expo (E3) in Los Angeles, known globally as a calendar event for the gaming industry, has shown to be an enormous success for the company.

A staggering 70,000 industry professionals and analysts attended the three-day show, inundating the Gizmondo booth where six new titles (Agaju, Sticky Balls, Johnny Whatever, Hit and Myth, Chicane, and Supernaturals) were unveiled exclusively for the Gizmondo, alongside much publicised Augmented Reality and Gyroscopic Camera Technology demonstrations. Media and trade responses to the Electronic Arts announcement and US street date were extremely positive, and announcements regarding new content and strategic partnerships will be forthcoming as a result of meetings held of the show. Mike Morgan, VP of Global Sales for Gizmondo, says: "The show was extremely successful in terms of channel relationships and strategic partnerships. The new game titles have been very well received and being able to announce EA"s backing at such a time when all the industry's eyes were upon us was hugely important."

Carl Freer, co-founder and Chairman, Tiger Telematics, says: "This was our biggest and best exhibition to date. The stand attracted gigantic crowds of media, analysts and retail buyers, and there is little doubt that the US market appetite for the Gizmondo will be very significant. He continued, "With Microsoft showcasing the XBox 360, it was hardly surprising that this year's show focussed heavily on hardware, particularly mobile and convergence devices - an arena within which the Gizmondo is positioned as a leading player." As seen by thousands of serious gamers, the Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow widearea network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts SD and MMC card accessories.

The Gizmondo device and its games are currently launching the in UK and Continental Europe, with the North American launches planned for August 2005.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries. www.gizmondo.com www.tigertelematics.com 'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games', 'Agaju', `Sticky Balls', 'Johnny Whatever', 'Hit and Myth', 'Chicane', and 'Supernaturals' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics Confirms Gizmondo(TM) Street
Date For North America
Los Angeles, CA, Electronic Entertainment Expo, 19th May, 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (other OTC,
TGTL) is pleased to announce the street date for North America of its new multi-entertainment handheld as the 11th August, 2005.

The announcement follows recently press released detail of hit content from major games publishers [06/05/05: "Gizmondo Lines Up Four Ubisoft Blockbusters", and 17/05/05: "EA Backs Gizmondo With Blockbuster Titles And Co-Publishing Deal"], and a declaration that 89 games will be launching on Gizmondo this year. The extremely powerful, pocket-sized console is attracting enormous attention at the E3 (Electronic Entertainment Expo) event in Los Angeles, California, where it's currently exhibiting (stand #1078). As well as demonstrating the six core functions of games, music, movies, messaging, digital camera, and onboard GPS, Gizmondo has used this globallyrenowned industry event to unveil two brand new awesome gaming features, Augmented Reality and Gyroscopic Camera Technology, as well as the line up of GPS-enabled games exclusive to the format.

Mike Morgan, VP of Global Sales, Gizmondo, says: "We will be announcing our retail and distribution partners through the trade media over the next few weeks. The sales meetings being conducted at the show have been tremendously productive and there is a genuine excitement regarding the product from everyone we've met with."

Carl Freer, Co-founder and Chairman, Tiger Telematics, says: "The partnerships we've developed with major games publishers, married with internally developed content, satellite navigation products and Smart Adds, will present a unique portfolio that will guarantee the Gizmondo will stand out when we launch in the US on 11th August." He added, "The North American market is hugely important and we will make every necessary resource available to ensure a successful launch."
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24

Editors Notes
About Gizmondo
The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts SD and MMC card accessories. The Gizmondo device and its games are currently launching the in UK and Continental Europe markets, with the North American launch to be announced this week.

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com
'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. Patents pending. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###
Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics' Gizmondo(TM) Unveils New
Gaming Technology
Media and Trade get first taste of Augmented Reality and Gyroscopic Camera Technology on the Gizmondo at leading industry event

Los Angeles, CA, Electronic Entertainment Expo, 18th May, 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (other OTC,
TGTL) today unveils the very latest gaming features, Augmented Reality and Gyroscopic Camera technology, on its 4500 feet-square stand at the E3 (Electronic Entertainment Expo) event in Los Angeles, California.

The incredible Gyroscopic Camera Technology uses movement detected through the digital camera at the rear of the device as a direct analogue control input for games. This unique and versatile feature has enormous potential within all genres of games, from first-person shooters to flight simulations, and is currently being optimised for a number of exclusive titles by Gizmondo Studios. Augmented Reality also uses the digital camera, but in a radically different way. By viewing specially designed graphics and symbols through the camera mode, a three-dimensional and animated character or object can be introduce to the `real world' environment with stunning effect.

Both these new technologies will be featured in a groundbreaking new GPS-enabled adventure game called Agaju, and will be demonstrated behind closed doors at this leading industry event.

Carl Freer, Co-founder and Chairman, Tiger Telematics, added: "Until now we have concentrated on communicating the six core functions of the Gizmondo, namely; games, movies, music, messaging, a digital camera, and GPS. Our agenda for this industry focal event is to demonstrate to media and trade how the Gizmondo becomes greater than the sum of its parts when we begin to combine these functions and integrate them into entertainment content that is exclusive to this new handheld format."
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24

Editors Notes
About Gizmondo
The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts SD and MMC card accessories. The Gizmondo device and its games are currently launching the in UK and Continental Europe markets, with the North American launch to be announced this week.

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com
'Gizmondo', 'Smart Adds', 'Tiger Telecom', `Agaju', 'Gizmondo Games' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. Patents pending. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###
Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

EA Backs Gizmondo With Blockbuster Titles
And Co-Publishing Deal
Line-up Kicks off with EA SPORTS FIFA Football 2005 and SSX 3
LONDON, 17th May 2005 - Gizmondo Europe Ltd subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (other OTC, TGTL) and Electronic Arts (NASDAQ: ERTS), today announced a strategic co-publishing partnership that will bring two of EA's biggest games to the Gizmondo handheld gaming platform. The games confirmed include EA SPORTS(TM) FIFA Football 2005 and SSX(TM).

Nancy Smith, Executive Vice President of North American Publishing, EA, said:
"We are seeing a dynamic swing towards mobile gaming. These titles are a superb opportunity for us to work with Gizmondo in delivering an exhilarating EA gaming experience on this exciting new format."

Carl Freer, Co-founder and Chairman, Tiger Telematics, added: "Each of these titles represents another step forward for us in delivering mainstream games content. These are among the strongest game franchises in the world, and a co-publishing relationship with EA has been a priority goal for us from the outset."

For true Football fans that demand the finest gameplay and comprehensive game modes, EA SPORTS FIFA Football 2005 is the most complete and authentic football experience. A new Career Mode gives you the chance to take a team from the lower divisions, battle through ranks, sign new players, and turn them into champions. The action is deeper than ever with advanced levels of player detail and responsiveness. With immersive atmospheres, benchmark presentation, total realism with the world's premier clubs, and industry-leading gameplay, EA SPORTS FIFA Football 2005 returns as the true authority in football gaming. SSX 3 allows gamers to go anywhere gravity will take them. Players will discover a colossal mountain where they can immerse themselves in a free-roaming snow paradise. The ultimate all-mountain experience, SSX 3 features all-new events and courses, awe-inspiring tricks, and a cast of cool, customizable characters. Discover the open terrain, explore its hidden crevices, and conquer its peaks. Produced under the EA SPORTS BIGTM brand, a new game play experience allows users to seamlessly ride from one awesome area to the next- entering competitions, taking on Big Challenges, and discovering hidden collectibles. SSX 3 has blown out the trick component with unlimited combos and new over-the-top tricks.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24
For EA enquiries please contact:
Tammy Schachter
Electronic Arts
tschachter@ea.com
(650) 628-7223

Editors Notes
About Gizmondo
The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts SD and MMC card accessories. The Gizmondo device and its games are currently launching the in UK and Continental Europe markets, with the North American launch planned for summer 2005.

ABOUT ELECTRONIC ARTS
Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world's leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for videogame systems, personal computers and the Internet. Electronic Arts markets its products under four brand names: EA SPORTS(TM), EA(TM), EA SPORTS BIG(TM) and POGO(TM). In fiscal 2005, EA posted revenues of $3.1 billion and had 31 titles that sold more than one million copies. EA's homepage and online game site is www.ea.com. More information about EA's products and full text of press releases can be found on the Internet at http://info.ea.com.

Electronic Arts, EA, EA SPORTS, EA SPORTS BIG, POGO and SSX are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. Official FIFA licensed product. The FIFA Logo (C) 1977 FIFA TM. Manufactured under license by Electronic Arts. All other trademarks are the property of their respective owners.

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries. www.gizmondo.com www.tigertelematics.com 'Gizmondo', 'Smart Adds', 'Tiger Telecom', 'Gizmondo Games' and the 'Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###
Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics retains Morgan Stanley
Jacksonville, Florida, 13th May 2005 - Tiger Telematics Inc. (other OTC, TGTL), is pleased to announce that it has retained Morgan Stanley & Co Inc as its financial advisor to assess strategic and financing opportunities for the company.
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24

Editors Notes
About Gizmondo
The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts SD and MMC card accessories.

The Gizmondo device and its games are in retail stores now in the UK, and in North American and Continental Europe markets from Spring 2005 A bout Tiger Telematics and Gizmondo Europe Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries. www.gizmondo.com www.tigertelematics.com `Gizmondo', `Tiger Telematics', `Gizmondo Games' and the `Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###
Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics' Gizmondo(TM)
Confirms New Tech and E3 Game Line-up
Gizmondo to showcase six new proprietary games, one featuring incredible new Augmented Reality and Gyroscopic Camera gaming technology, one featuring GPRS, and the first ever GPS-enabled game.

LONDON, 4th May 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based Tiger Telematics Inc. (other OTC, TGTL), today confirmed the line-up of amazing game titles to be unveiled and demonstrated on the Gizmondo multi-entertainment device at this year's mammoth E3 gaming expo in Los Angeles, which runs from 18-20th May.

The entertainment industry focal event that draws tens of thousands of industry professionals and analysts will be the stage from which Gizmondo will give the first ever demos of six new original titles exclusive to Gizmondo, namely; Supernaturals, Johnny Whatever, Chicane, Hit and Myth, Sticky Balls, and Agaju:
The Sacred Path - which is scheduled to have a soon-to-be-announced legendary rock star provide a title soundtrack.

The multi-million dollar booth (#1078, South Hall), next to software giant and supplier of the Gizmondo's Windows(R) CE operating system, Microsoft, will also feature expert demos of the first ever, internally developed GPS enabled gang warfare game, Colors. In addition, Gizmondo will be showing the award-winning driving game, Richard Burns Rally, and launch titles; TrailBlazer, Fathammer Classics, and Gizmondo Motocross 2005, all delivery in stunning detail by the 128-bit NVIDIA(R) GoForce(TM) 3D 4500 graphic accelerator.

On of the show's lead games, Agaju: The Sacred Path, will also feature incredible new gaming technology only available on Gizmondo using Augmented Reality and Gyroscopic Camera technology. More details will be released prior to the event along with A-list performances and attendees. Eric Peterson, President of Gizmondo Studios, offered: "These breathtaking original titles we are showing resonate the entertainment ethos that is unique to Gizmondo. The new technologies in particular will demonstrate that the Gizmondo, although recognised as the most feature-rich handheld available, becomes greater than the sum of its parts when we introduce and combine different areas of functionality."

TM
Carl Freer, Co-founder and Chairman, Tiger Telematics says: "We have gone all out for this year's show. The new games are fantastic and the new technology will blow people away." He added, "As well as celebrating our 19th May 05 pan-European rollout, we'll be announcing the US street date at the show, marking the start of our launch ramp up for North America."
(ENDS)
For further information please contact:
Global Media:
James Beaven
Indigo Pearl
+44 208 964 4545
US Media:
Bryan Lam
Kohnke Communications
(415) 777-4000
German Media:
Torsten Oppermann
Indigo Pearl DE
+49 40 25330267
French Media:
Frederic Henry
Frederic Henry Communications
+33 1 55 34 24 24

Editors Notes
About Gizmondo
The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts SD and MMC card accessories.

The Gizmondo device and its games are in retail stores now in the UK, and in North American and Continental Europe markets from Spring 2005 A bout Tiger Telematics and Gizmondo Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.
www.gizmondo.com
www.tigertelematics.com
`Gizmondo', `Smart Adds', `Supernaturals', `Johnny Whatever', `Chicane', `Hit and Myth', `Sticky Balls', `Agaju: The Sacred Path', `Colors', `TrailBlazer', `Gizmondo Motocross 2005' `Tiger Telecom', `Tiger Telematics', `Gizmondo Games' and the `Gizmondo' logos and devices are trademarks of Gizmondo Europe Limited. All rights reserved. All third party trademarks and/or copyright material are the property of their respective owners.
###
Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC.

In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof